SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report:  December 1, 1995
       Date of earliest event reported: November 29, 1995

                        New Jersey Resources Corporation
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             (Exact name of registrant as specified in its charter)

         New Jersey                 1-8359                      22-2376465
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         (State of          (Commission File Number)          (IRS Employer
       incorporation)                                       Identification No.)

                 1415 Wyckoff Road, Wall, New Jersey              07719
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               (Address of principal executive offices)         (Zip Code)

                                 (908) 938-1480
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              (Registrant's telephone number, including area code)

                                  Page 1 of 4
                            Exhibit index on page 4

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ITEM 5. OTHER EVENTS

     Amendment of By-laws.

     The Registrant's Board of Directors in November 1995 amended the By-laws of the Registrant to clarify certain provisions and to provide additional procedural flexibility to the Board.

     Section 1 of Article I and Section 1 of Article III were amended to establish the procedures to be followed in order for business to be brought before an annual meeting of stockholders. These provisions require, among other things, that notice be given to the Registrant, a specified period of time before an annual meeting, of the nomination by a stockholder of any person for election to the Board of Directors and of any other business that a stockholder desires to be brought before the meeting. Information about the stockholder, the stockholder's nominees to the Board, if any, and the nature of any other proposals by such stockholder must be included in the stockholder's notice.

     In addition, Section 3 of Article III was amended to allow the Board to postpone any previously scheduled annual or special meeting of stockholders and to permit the officer presiding at any such meeting to direct the date and time for the opening and closing of the polls at such meeting.

     The foregoing description of the amendments is qualified in its entirety by reference to the full text of the amended By-laws of the Registrant, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

     5.1. Copy of By-laws of Registrant, as amended on November 29, 1995 and presently in effect.

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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NEW JERSEY RESOURCES CORPORATION
                                                (Registrant)

                                                By /s/ LAURENCE M. DOWNES
                                                   ----------------------
                                                       Laurence M. Downes
                                                       President and
                                                       Chief Executive Officer

DATE:  December 1, 1995

                                  EXHIBIT INDEX

Exhibit No.                        Description                         Page No.
-----------                        -----------                         --------
   5.1. Copy of By-laws of Registrant, as amended on November 29, 1995 and presently in effect.













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